Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

YieldMax™ BABA Option Income Strategy ETF (BABO)

YieldMax™ CVNA Option Income Strategy ETF (CVNY)

YieldMax™ DKNG Option Income Strategy ETF (DRAY)

YieldMax™ HOOD Option Income Strategy ETF (HOOY)

YieldMax™ JD Option Income Strategy ETF (JDY)

YieldMax™ MARA Option Income Strategy ETF (MARO)

YieldMax™ PDD Option Income Strategy ETF (PDDY)

YieldMax™ PLTR Option Income Strategy ETF (PLTY)

YieldMax™ RBLX Option Income Strategy ETF (RBLY)

YieldMax™ SHOP Option Income Strategy ETF (SHOY)

YieldMax™ SMCI Option Income Strategy ETF (SMCY)

YieldMax™ TSM Option Income Strategy ETF (TSMY)

(the “Funds”)

listed on NYSE Arca, Inc.

December 17, 2024

Supplement to the Prospectus

dated August 5, 2024, as supplemented

Important Notice Regarding Change in Investment Policy

The purpose of this supplement is to provide notice of the adoption of an 80% policy by each Fund. The policy adopted by each Fund, as set forth herein, will not result in any change in how the Fund is currently managed. In each case, the policy adopted is consistent with the applicable Fund’s current investment objective and principal investment strategies. The adoption of each 80% policy will take effect on or about February 28, 2025.

Each Fund’s 80% policy is as follows:

New 80% Policy
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in securities and financial instruments that provide indirect exposure to the underlying security referenced in the Fund’s investment objective.

Please retain this Supplement for future reference.